UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2021

UFP TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12648	04-2314970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Hale Street

Newburyport, Massachusetts 01950-3504

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (978) 352-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UFPT	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submissions of Matters to a Vote of Security Holders.

On June 9, 2021, UFP Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). As of the close of business on April 12, 2021, the record date for the Meeting, there were 7,524,479 shares of the Company’s common stock outstanding, with each share entitled to one vote. During the Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1

The five director nominees named in our proxy statement were elected, each for a one-year term as set forth in the Company’s proxy statement dated April 27, 2021. The following table sets forth the vote of the stockholders at the Meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes
R. Jeffrey Bailly	5,709,700	0	347,528	811,401
Marc Kozin	5,391,450	0	665,778	811,401
Robert W. Pierce, Jr.	5,747,812	0	309,416	811,401
Daniel C. Croteau	5,678,183	0	379,045	811,401
Cynthia L. Feldmann	5,822,906	0	234,322	811,401

Proposal 2

The Company’s stockholders voted upon and approved the compensation paid to the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
5,525,869	526,224	5,135	811,401

Proposal 3

The Company’s stockholders voted upon and approved the amendment and restatement of the Company’s 2003 Equity Incentive Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
5,624,326	431,744	1,158	811,401

Proposal 4

The Company’s stockholders voted upon and approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for 2021 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
6,863,813	4,763	53	811,401

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Amended and Restated 2003 Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement filed on Schedule 14A, filed with the SEC on May 5, 2021)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Senior Vice President